Rule 497(e)
Registration No. 033-21561
1940 Act File No. 811-05537

NICHOLAS MONEY MARKET FUND, INC.

Supplement Dated March 27, 2009
To the Prospectus
Dated April 30, 2008

THIS SUPPLEMENT UPDATES THE PROSPECTUS
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

1. In the Fund's Prospectus dated April 30, 2008, the following information has been added under the heading "Fees and Expenses of the Fund" in the section captioned "OVERVIEW" and to the third paragraph in the section captioned "THE FUND'S INVESTMENT ADVISER:"

The Fund's adviser, Nicholas Company, Inc. (the "Adviser"), has or may voluntarily undertake to waive a portion of the Fund's management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time.